[LOGO]

The Brazil Fund, Inc.                           345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281

                                                                    May 26, 2000


To the Stockholders:

    The Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") is to be held at 10:00 a.m., eastern time, on Thursday, July 6, 2000 at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope -- postage prepaid -- in which to return your proxy are enclosed.

    At the Annual Meeting the stockholders will elect two Directors and consider the ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

    Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Nicholas Bratt                                          /s/Juris Padegs

Nicholas Bratt                                             Juris Padegs
President                                                  Chairman of the Board



--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                             THE BRAZIL FUND, INC.

                    Notice of Annual Meeting of Stockholders

To the Stockholders of
The Brazil Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of The Brazil Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Thursday, July 6, 2000 at 10:00 a.m., eastern time, for the following purposes:

          (1) To elect two Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

          (2) To ratify or reject the action taken by the Board of Directors in selecting PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending June 30, 2001.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on May 16, 2000 are entitled to vote at the meeting and any adjournments thereof.

                                             By order of the Board of Directors,
                                             John Millette, Secretary

May 26, 2000


--------------------------------------------------------------------------------
IMPORTANT -- We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                    GENERAL

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Brazil Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Thursday, July 6, 2000 at 10:00 a.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

    This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about May 26, 2000, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

    The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

    Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

    Holders of record of the common stock of the Fund at the close of business on May 16, 2000 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 16,436,992 shares of common stock outstanding on the Record Date.

    The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended June 30, 1999 without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                           (1) ELECTION OF DIRECTORS

    Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Directors of the Fund to serve for a term of three years, or until their respective successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees

    The following table sets forth certain information concerning each of the two nominees as a Director of the Fund. Mr. Froewiss is currently a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II - Nominees to serve until 2003 Annual Meeting of Stockholders:
--------

                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       2000 (1)        Class
----------                 --------------------------                --------       --------        -----

                           Visiting Professor of Finance,  Stern        1997           --             --
                           School   of   Business,    New   York
                           University;  Managing Director,  J.P.
                           Morgan  (investment  banking  firm  )
                           (until 1996).  Mr. Froewiss serves on
                           the  board  of  certain  other  funds
                           managed by Scudder Kemper.

Kenneth C. Froewiss+ (54)

                           Visiting Professor/Executive-in-Residence,      --           --            --
                           Columbia    Business   School,    Columbia
                           University; Director, ARAMARK Corporation,
                           Barnes  Group,  Inc.  and  Omnicom  Group,
                           Inc.;    Member,    Council   on   Foreign
                           Relations;    and    Managing    Director,
                           Metropolitan   Opera   Association.    Mr.
                           Callander  serves on the boards of certain
                           other funds managed by Scudder Kemper.

Robert J. Callander
  (69)

Information Concerning Continuing Directors

    The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of the Class I and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Class I - Directors to serve until 2002 Annual Meeting of Stockholders:
-------

                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       2000 (1)        Class
----------                 --------------------------                --------       --------        -----

                          Senior Fellow and Economic Counselor,  The   1987           12,922         Less than
                          Conference  Board,  Inc.;  Director:   The                                 1/4 of 1%
                          Stanley Works  (manufacturer  of tools and
                          hardware),   Zurich   American   Insurance
                          Company (insurance  company) (until 1997),
                          Harris   Insight   Funds,    PEG   Capital
                          Management, Inc. (investment advisers) and
                          Emerging  Mexico  Fund (until  1999).  Mr.
                          Fiedler  serves on the  boards of  certain
                          other funds managed by Scudder Kemper.


Edgar R. Fiedler (71)+

                          Chairman  and  President,  United  Nations     1997          301           Less than
                          Association   of  the  United   States  of                                 1/4 of 1%
                          America;    Director:   IDEX   Corporation
                          (liquid handling equipment  manufacturer),
                          Wickes    Lumber     Company     (building
                          materials),  President,  the  Metropolitan
                          Museum  of Art  (until  1999);  StoryFirst
                          Communications,  Inc. (owns television and
                          radio  stations  in  Russia  and  Ukraine)
                          (1996-1999),    Transco   Energy   Company
                          (natural gas transmission  company) (until
                          1995) and the Discount  Corporation of New
                          York  (bond  trading)  (until  1993).  Mr.
                          Luers  serves  on the  boards  of  certain
                          other funds managed by Scudder Kemper.



William H. Luers (71)

                                       3

                          Vice   Chairman,    Banco-Sul   America;     1993              --            --
                          Chairman,     CEAL    (Latin    American
                          Businessmen  Council),  and  Director of
                          five   Brazilian   listed  and  unlisted
                          companies.

Roberto Teixeira da
  Costa (65)

Class III - Directors to serve until 2001 Annual Meeting of Stockholders:
---------

                                                                                     Shares
                          Present Office with the Fund, if                        Beneficially
                            any; Principal Occupation or            Year First       Owned         Percent
                          Employment and Directorships              Became a        June 30,          of
Name (Age)                 in Publicly Held Companies                Director       2000 (1)        Class
----------                 --------------------------                --------       --------        -----

                          Chairman   of  the   Board;   Advisory       1987           3,357          Less than
                          Managing  Director  of Scudder  Kemper                                     1/4 of 1%
                          Investments,  Inc. Mr.  Padegs  serves
                          on the boards of certain  other  funds
                          managed by Scudder Kemper.
Juris Padegs (68)*+

                          Director and Chief Executive  Officer,       1987           4,016          Less than
                          IMF    Editora    Ltda.     (financial                                     1/4 of 1%
                          publisher).  Mr.  Nogueira  serves  on
                          the  boards  of  certain  other  funds
                          managed by Scudder Kemper.

Ronaldo A. da Frota
   Nogueira (61)

                          President  Emeritus,  J. Paul Getty  Trust   1997             --               --
                          (charitable  institution)  (1998-Present);
                          President and Chief Executive Officer,  J.
                          Paul Getty  Trust  (1981-1998);  Director,
                          California Endowment;  Director,  Whittier
                          Trust  Company;  Director,  Public  Policy
                          Institute;  Co-Chair,  California Citizens
                          Commission   on   Higher   Education;   Of
                          Counsel,  Skadden,  Arps, Slate, Meagher &
                          Flom (law firm).

Harold M. Williams
  (72)
                                                                                    25,412(2)        Less than
All Directors and Officers as a group                                                                1/4 of 1%

------------------------------------

* Director considered by the Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, Scudder Kemper. Mr. Padegs is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder Kemper, or because he is an Officer of the Fund or both.

+ Messrs. Fiedler and Padegs are members of the Executive Committee of the Fund.
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.
(2) The total for the group includes 25,039 shares held with sole investment and voting power and 373 shares held with shared investment and voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(j) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

    Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended June 30, 1999, its Reporting Persons complied with all applicable filing requirements.

    According to filings made with the SEC on Schedule 13G made in February 2000, President and Fellows of Harvard College, c/o Harvard Management Company, 600 Atlantic Avenue, Boston, Massachusetts, 02110, reported beneficial ownership ownership of 926,100 shares, or 5.7% of the Fund's outstanding shares.

    According to filings made with the SEC on Schedule 13G made in December 1999, Lazard Freres & Co., LLC, 30 Rockefeller Plaza, New York, NY 10020, reported beneficial ownership of 1,184,200 shares, or 7.29% of the Fund's outstanding shares.

    Except as noted above, to the best of the Fund's knowledge, as of March 31, 2000, no other person owned beneficially more than 5% of the Fund's outstanding stock.

Committees of the Board -- Board Meetings

    The Board of Directors of the Fund met four times during the fiscal year ended June 30, 1999. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. da Costa, who attended 33.3% of the meetings of the Board of Directors and related committees on which he serves.

    The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

    The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors") as defined in the 1940 Act, which met once during the fiscal year ended June 30, 1999. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

    The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee met once during the fiscal year ended June 30, 1999. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

Executive Officers

    The following persons are Executive Officers of the Fund:

                                            Present Office with the Fund;                  Year First Became
          Name (Age)                    Principal Occupation or Employment (1)              an Officer (2)
          ----------                    --------------------------------------              --------------

Nicholas Bratt (51)           President; Managing Director of Scudder Kemper.                  1987

Edmund B. Games, Jr. (61)     Vice President; Managing Director of Scudder Kemper.             1987

Bruce H. Goldfarb (35)        Vice President and Assistant Secretary; Senior Vice              1997
                              President of Scudder  Kemper since  February 1997;
                              previously  practiced  law  with  the law  firm of
                              Cravath, Swaine & Moore.

Judith A. Hannaway (47)       Vice President; Senior Vice President of Scudder Kemper.         1997

John R. Hebble (41)           Treasurer; Senior Vice President of Scudder Kemper.              1998

Ann M. McCreary (43)          Vice President; Managing Director of Scudder Kemper.             1998

John Millette (37)            Vice President and Secretary; Vice President of Scudder          1999
                              Kemper.

Caroline Pearson (38)         Assistant Secretary; Senior Vice President of Scudder            1998
                              Kemper since September 1997; previously practiced law
                              with the law firm of Dechert Price & Rhoads.

Kathryn L. Quirk (47)         Vice President and Assistant Secretary; Managing                 1987
                              Director of Scudder Kemper.

Paul H. Rogers (44)           Vice President; Senior Vice President of Scudder Kemper.         1998

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

    The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $91,775, including expenses, for the fiscal year ended June 30, 1999. Each such non-interested Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000, except for Mr. Nogueira and Mr. da Costa who as Resident Brazilian Directors receive an annual fee of $12,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Board of Directors and committee meetings.

The following Compensation Table provides, in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund and Scudder Kemper, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                                             Compensation Table
                                for the year ended December 31, 1999
-----------------------------------------------------------------------------------------------------------------
          (1)                      (2)                     (3)              (4)                    (5)
-----------------------------------------------------------------------------------------------------------------
                                                                         Estimated      Aggregate Compensation as a
                                                        Pension or         Annual       Director/Trustee of the Fund
                                Aggregate          Retirement Benefits    Benefits       and Other Scudder Funds
    Name of Person,            Compensation         Accrued As Part of      Upon       Paid by          Paid by
       Position                 From Fund             Fund Expenses      Retirement    Funds            Scudder**
-----------------------------------------------------------------------------------------------------------------

Roberto Teixeira da Costa,        $ 15,150             N/A                N/A        $ 15,150           $ 0
Director                                                                              (1 fund)

Edgar R. Fiedler,                 $ 14,000             N/A                N/A        $ 64,395*          $ 8,835
Director                                                                              (29 funds)

Kenneth C. Froewiss, Director     $ 12,250             N/A                N/A        $ 19,496           $ 0
                                                                                      (3 funds)

William H. Luers,                 $ 12,250             N/A                N/A        $ 212,596          $ 0
Director                                                                              (28 funds)

Ronaldo A. da Frota               $ 16,375             N/A                N/A        $ 37,725           $ 0
Nogueira, Director                                                                    (3 funds)

Wilson Nolen,***                  $ 12,500             N/A                N/A        $ 63,598           $ 0
Director                                                                              (6 funds)

Harold M. Williams, Director      $  7,750             N/A                N/A        $ 7,750            $ 0
                                                                                      (1 fund)
-----------------------------------------------------------------------------------------------------------------

* Mr. Fiedler's total compensation includes $9,900 accrued, but not received, through a deferred compensation program fro serving on the Board of Directors of Scudder Fund, Inc.

** During 1999, Scudder Kemper voluntarily agreed to pay the annual fee of the Trustees of Farmers Investment Trust.

*** In accordance with the Board of Directors' retirement policy, Mr. Nolen is not standing for reelection.

     Mr. Callander, a nominee for Director of the Fund, received $39,600 during 1999 for serving on the Boards of other funds advised by Scudder Kemper.

Required Vote

    Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

   (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

    At a meeting held April 5, 2000, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 2001. PricewaterhouseCoopers LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

    The Fund's financial statements for the fiscal year ended June 30, 1999 were audited by PricewaterhouseCoopers LLP.

Required Vote

    Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of PricewaterhouseCoopers LLP as independent accountants.

Investment Manager

    The Investment Manager is a Delaware corporation. Rolf Huppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Harold D. Kahn# is the Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, each of Nicholas Bratt# and Lynn S. Birdsong# are Corporate Vice Presidents and Directors, and Laurence Cheng*, Gunther Gose* and William H. Bolinder[ are Directors of the Investment Manager. The principal occupation of of Edmond D. Villani, Harold D. Kahn, Kathryn L. Quirk, Nicholas Bratt and Lynn
S. Birdsong is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Huppi is serving as an officer of Zurich Allied AG and Zurich Financial Services, Inc.; the principal occupation of Laurence Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Insurance Company ("Zurich"); and the principal occupation of William
H. Bolinder is serving as a member of the Group Executive Board of Zurich.

------------------------
*   Mythenquai 2, Zurich, Switzerland

#   345 Park Avenue, New York, New York

[   1400 American Lane, Schaumburg, Illinois

    The outstanding voting securities of the Investment Manager are held of record 1.56% by Zurich Insurance Company; 38.75% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.34% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 19.62% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn
L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Executive Defined Contribution Plan Trust (the "Trust"); and 7.73% by the Trust. ZHCA owns 100% of the non-voting securities of the Investment Manager.

    On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Investment Manager) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services holding company known as Zurich Financial Services, Inc. ("ZFS"), and Zurich became a subsidiary of ZFS. ZFS is currently 57% owned by Zurich Allied AG, a listed Swiss holding company, and 43% owned by Allied Zurich p.l.c., a listed U.K. holding company. The home offices of ZFS and Zurich Allied AG are located at Mythenquai 2, 8002 Zurich, Switzerland, and the home office of Allied Zurich p.l.c. is located at 22 Arlington Street, London, England SW 1A, 1RW, United Kingdom.

    On April 17, 2000, the Boards of Zurich Allied AG and ZFS and the committee of the Independent Directors of Allied Zurich p.l.c. announced that they had reached an agreement in principle on the terms of a plan to unify the corporate structure under a single Swiss holding company which, following completion, will take the name "Zurich Financial Services" ("new Zurich Financial Services"). The unification plan will involve the statutory merger of Zurich Allied AG with new Zurich Financial Services, and the combination of Allied Zurich p.l.c. and new Zurich Financial Services under a scheme of arrangement. Upon unification, it is expected that former shareholders of Zurich Allied AG will hold 57% of the shares in new Zurich Financial Services and former shareholders of Allied Zurich p.l.c. will hold 43% of the shares in new Zurich Financial Services.

    The unification will be presented to Zurich Allied AG and Allied Zurich p.l.c. shareholders at annual general meetings to be held on May 25, 2000 and May 26, 2000, respectively, for approval. Subject to the satisfaction of certain conditions and regulatory approvals, it is expected that the unification would be completed before the end of the year 2000. The transaction will not affect
Zurich's ownership interest in the Investment Manager or the Investment Manager's operations.

Brokerage Commissions on Portfolio Transactions

    To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder Kemper), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Fund brokerage, Scudder Kemper is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

    The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

    Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

    In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 6, 2000, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

    Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2001 meeting of stockholders of the Fund should send their written proposals to John Millette, Secretary of the Fund, c/o Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York 10154, by February 16, 2001. The timely submission of a proposal does not guarantee its inclusion.

    The Fund may exercise discretionary voting authority with respect to stockholder proposals for the 2001 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before May 3, 2001. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors,

John Millette
Secretary

345 Park Avenue
New York, New York 10154

May 26, 2000

PROXY                         THE BRAZIL FUND, INC.                       PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                 Annual Meeting of Stockholders -- July 6, 2000

The undersigned hereby appoints Bruce H. Goldfarb, Kathryn L. Quirk and Juris Padegs and each of them, the proxies for the undersigned, with the power of substitution to each of them, to vote all shares of The Brazil Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Brazil Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Thursday, July 6, 2000 at 10:00 a.m., eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed on the reverse side.


--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                       ENVELOPE. NO POSTAGE IS REQUIRED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give
                            your full title as such.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------              ---------------------------------

---------------------------------              ---------------------------------

---------------------------------              ---------------------------------

                           (Continued on other side.)

/  X  / PLEASE MARK VOTES
        AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                              THE BRAZIL FUND, INC.
--------------------------------------------------------------------------------






     Please be sure to sign and date this Proxy.       | Date |
--------------------------------------------------------------------------------


-----Stockholder sign here---------------------Co-owner sign here (if any)------

                                                       With-
                                                       hold
                                                      For All
                                            For All     Nom-    For All
1. The election of two Directors:           Nominees   inees    Except


Class II:   Kenneth C. Froewiss             /    /    /    /   /    /
            Robert J. Callander

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write that nominee's name on the space provided below.)

--------------------------------------------------------------------------------

                                              For    Against   Abstain
2. Ratification of the selection of
   PricewaterhouseCoopers LLP
   as independent accountants:              /    /    /    /   /    /



The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments or postponements thereof.


Mark box at right if an address change or comment has been  /    /
noted on the reverse side of this card.